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                                                                    Exhibit 23.1

                CONSENT OF INDEPENDENT ACCOUNTANTS FOR FORM 10-K

We hereby consent to the incorporation by reference in (1) Registration Statement No. 33-55014, which acts as Post-Effective Amendment No. 2 to Registration Statement No. 33-26566 on Form S-8/S-3, and Post-Effective Amendment No. 6 to Registration Statement No. 2-85579 on Form S-8/S-3; (2) Registration Statement No. 33-33621 on Form S-8, which acts as Post-Effective Amendment No. 2 to Registration Statement No. 2-99945 on Form S-8; (3) Registration Statement No. 33-10491 on Form S-3; (4) Registration Statement No. 33-41241 on Form S-8; (5) Registration Statement No. 33-53231 on Form S-3; and
(6) Registration Statement No. 33-55014 on Form S-8 of our report dated February 5, 1998 on our audits of the consolidated financial statements of VF Corporation as of January 3, 1998 and January 4, 1997, and for the three fiscal years in the period ended January 3, 1998, appearing on page 33 of the 1997
Annual Report of        Shareholders, which is incorporated by reference in
this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the consolidated financial statement schedule, which appears on page 19 of this Form 10-K.

/s/ Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

March 30, 1998

                CONSENT OF INDEPENDENT ACCOUNTANTS FOR FORM 11-K

We hereby consent to the incorporation by reference in (1) Registration Statement No. 33-55014, which acts as Post-Effective Amendment No. 2 to Registration Statement No. 33-26566 on Form S-8/S-3, and Post-Effective Amendment No. 6 to Registration Statement No. 2-85579 on Form S-8/S-3; (2) Registration Statement No. 33-33621 on Form S-8, which acts as Post-Effective Amendment No. 2 to Registration Statement No. 2-99945 on Form S-8, of our report dated March 20, 1998 on our audits of the financial statements of the VF Corporation Tax-Advantaged Savings Plan for Salaried Employees as of December 31, 1997 and December 31, 1996 and for the three years in the period ended December 31, 1997 included in the Form 11-K, which is filed as Exhibit 99(A) to this Form 10-K.

/s/Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

March 30, 1998